UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	August 31, 2010

Date of reporting period:	August 31, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Advantage Portfolio

Annual
Report

August 31, 2010

2010 Annual Report

August 31, 2010

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended August 31, 2010 with respect to the Advantage Portfolio. Our Fund currently offers 17 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities (e.g., value and growth; small, medium, and large capitalization) and fixed income (e.g., short, medium, and long duration and investment and non-investment grade).

Sincerely,

Sara Furber
President and Principal Executive Officer

September 2010

2010 Annual Report

August 31, 2010

Investment Advisory Agreement Approval (unaudited)

At the organizational meeting of the Advantage Portfolio, the Board of Directors, including the independent Directors, considered the following factors in approving the Investment Advisory Agreement with respect to the Portfolio:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.")

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolio. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolio and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolio

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolio to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolio currently had no assets to invest (other than seed capital required under the Investment Company Act of 1940) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rate (the "management fee rate") proposed to be paid by the Portfolio under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by Lipper, and reviewed the anticipated total expense ratio of the Portfolio. The Board considered that the Portfolio requires the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolio and concluded that the proposed management fee rate and anticipated total expense ratio would be competitive with its peer group average.

Economies of Scale

The Board considered the growth prospects of the Portfolio and the structure of the proposed management fee schedule, which includes breakpoints. The Board considered that the Portfolio's potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolio and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolio has not begun operations and has not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

Resources of the Adviser and Historical Relationship Between the Portfolio and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolio and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolio's operations and the Board's confidence in the competence and integrity of the senior managers and key

2010 Annual Report

August 31, 2010

Investment Advisory Agreement Approval (unaudited) (cont'd)

personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolio to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolio and its future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2010 Annual Report

August 31, 2010

Expense Example (unaudited)

Expense Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended August 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expenses are calculated using the Portfolio's annualized expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

	Beginning Account Value 3/1/10	Actual Ending Account Value 8/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Advantage Portfolio Class I	$1,000.00	$1,017.80	$1,019.91	$5.34	$5.35	1.05%
Advantage Portfolio Class P	1,000.00	1,015.60	1,010.14	3.59	3.58	1.30
Advantage Portfolio Class H	1,000.00	1,017.80	1,019.56	5.70	5.70	1.12
Advantage Portfolio Class L	1,000.00	1,018.90	1,019.36	5.90	5.90	1.16

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period) for Class I, H and L shares and multiplied by 100/365 (to reflect the actual days in the period) for Class P shares.

**  Annualized.

2010 Annual Report

August 31, 2010

Investment Overview (unaudited)

Advantage Portfolio

Performance

For the year ended August 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.34%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against the benchmark, the Russell 1000® Growth Index (the "Index"), which returned 6.14%.

On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund (the "Predecessor Fund"). Therefore, the performance of Class I shares for the 12-month period ended August 31, 2010 reflects, for the period prior to the Reorganization, the historical performance of Class I shares of the Predecessor Fund.

Factors Affecting Performance

•  After rallying for much of 2009, the U.S. stock market turned volatile again in 2010. Sovereign debt problems in Europe, disappointing economic data in the U.S. and China, and increasing frustration about the ineffectiveness of fiscal stimulus measures created considerable doubts about the direction of the U.S. and global economies. Investors returned to a more risk-averse posture, resulting in more modest returns for equity indexes than had been seen in 2009.

•  In the Portfolio, stock selection and an overweight in consumer staples had the largest positive effect on relative performance, primarily due to the foods industry.

•  Likewise, both stock selection and an overweight in consumer discretionary contributed positively. Within the sector, the diversified retail industry was the leading contributor.

•  The health care sector was also advantageous to relative performance, with both stock selection and an underweight there adding to returns. The sector's largest gain was in the biotechnology industry.

•  However, two areas dampened overall relative performance. Stock selection in the materials and processing sector was the leading detractor from relative performance. Within the sector, the cement industry was the most detrimental.

•  Additionally, stock selection in the energy sector was a relative underperformer, although an underweight in the sector did somewhat help performance. The Portfolio's natural gas producer exposure was the chief area of weakness.

Management Strategies

•  In the one-year period ending August 31, 2010, we saw a significant amount of market volatility, especially throughout 2010. Currently, the market environment remains uncertain, and we anticipate continued stock market turbulence in the near term. Rather than pay heed to short-term noise, we maintain our focus on identifying high quality companies with sustainable competitive advantages that are not linked to a specific macro economic forecast. We have a long-term investment perspective, which means that those short-term events that do not affect our investment thesis are unlikely to prompt portfolio turnover.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over a three- to five-year horizon, and owning a portfolio of high quality companies with diverse business drivers not tied to a particular market environment.

*  Minimum Investment

**  Commenced operations on June 30, 2008. Performance shown for the Portfolio's Class I Shares refelcts the performance of the Class I shares of the Predecessor Fund for periods prior to May 21, 2010.

In accordance with Securities and Exchange Commission (SEC) regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H, Class L, and Class P shares will vary from the Class I shares based upon different inception dates and differences in sales charges and expenses assessed to these classes.

2010 Annual Report

August 31, 2010

Investment Overview (unaudited) (cont'd)

Advantage Portfolio

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Period Ended August 31, 2010
	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	15.34%	N/A	N/A	–3.02%
Russell 1000® Growth Index	6.14	N/A	N/A	–5.91
Lipper Multi-Cap Growth Funds Index	6.91	N/A	N/A	–7.14
Portfolio — Class H Shares w/o sales charges(4)	15.14	N/A	N/A	–3.20
Portfolio — Class H Shares with maximum sales charges(4)	9.63	N/A	N/A	–5.35
Russell 1000® Growth Index	6.14	N/A	N/A	–5.91
Lipper Multi-Cap Growth Funds Index	6.91	N/A	N/A	–7.14
Portfolio — Class L Shares w/o sales charges(4)	15.43	N/A	N/A	–3.21
Russell 1000® Growth Index	6.14	N/A	N/A	–5.91
Lipper Multi-Cap Growth Funds Index	6.91	N/A	N/A	–7.14
				Cumulative Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	N/A	N/A	N/A	1.56
Russell 1000® Growth Index	N/A	N/A	N/A	–3.19
Lipper Multi-Cap Growth Funds Index	N/A	N/A	N/A	–2.62

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least two years. The Distributor has agreed to waive for at least two years the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different sales charges and expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer Lending	9.1%
Restaurants	8.7
Beverage: Soft Drinks	7.2
Commercial Services	6.7
Diversified Retail	6.5
Computer Technology	5.0
Tobacco	5.0
Other*	48.6
Short-Term Investment	3.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

August 31, 2010

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (100.8%)
Alternative Energy (2.5%)
Ultra Petroleum Corp. (a)	3,554	$139
Beverage: Brewers & Distillers (1.9%)
Diageo PLC ADR (United Kingdom)	1,557	102
Beverage: Soft Drinks (7.5%)
Coca-Cola Co. (The)	1,882	105
Dr. Pepper Snapple Group, Inc.	4,435	163
PepsiCo, Inc.	2,172	140
		408
Cement (1.7%)
Cemex S.A.B. de C.V. ADR (Mexico) (a)	3,872	30
Martin Marietta Materials, Inc.	868	64
		94
Commercial Services (7.0%)
Cintas Corp.	2,340	60
eBay, Inc. (a)	9,952	231
Leucadia National Corp. (a)	4,094	87
		378
Communications Technology (2.4%)
Cisco Systems, Inc. (a)	6,537	131
Computer Services Software & Systems (4.1%)
Google, Inc., Class A (a)	497	224
Computer Technology (5.3%)
Apple, Inc. (a)	1,175	286
Consumer Lending (9.5%)
American Express Co.	3,970	158
Berkshire Hathaway, Inc., Class B (a)	2,357	186
Visa, Inc., Class A	2,522	174
		518
Cosmetics (3.1%)
Natura Cosmeticos S.A. (Brazil)	6,899	166
Diversified Materials & Processing (5.1%)
Schindler Holding AG (Switzerland)	2,761	275
Diversified Retail (6.7%)
Amazon.com, Inc. (a)	2,003	250
Costco Wholesale Corp.	2,048	116
		366
Foods (3.4%)
Nestle S.A. ADR (Switzerland)	3,537	182
Health Care: Miscellaneous (3.4%)
Alcon, Inc.	1,127	183
Insurance: Multi-Line (2.0%)
Loews Corp.	3,045	107
Oil: Crude Producers (1.5%)
QEP Resources, Inc.	2,726	79
Paints & Coatings (2.4%)
Sherwin-Williams Co. (The)	1,822	128
Personal Care (2.9%)
Procter & Gamble Co. (The)	2,654	158

	Shares	Value (000)
Pharmaceuticals (4.8%)
Mead Johnson Nutrition Co.	5,006	$261
Real Estate Investment Trusts (REIT) (3.9%)
Brookfield Asset Management, Inc., Class A (Canada)	8,211	211
Recreational Vehicles & Boats (2.3%)
Edenred (France) (a)	7,279	126
Restaurants (9.1%)
McDonald's Corp.	2,411	176
Starbucks Corp.	7,764	179
Yum! Brands, Inc.	3,353	140
		495
Scientific Instruments: Gauges & Meters (1.8%)
Thermo Fisher Scientific, Inc. (a)	2,304	97
Textiles Apparel & Shoes (1.3%)
NIKE, Inc., Class B	1,019	71
Tobacco (5.2%)
British American Tobacco PLC ADR (United Kingdom)	1,379	93
Philip Morris International, Inc.	3,727	192
		285
Total Common Stocks (Cost $5,272)		5,470
Convertible Preferred Stocks (0.6%)
Alternative Energy (0.6%)
Better Place LLC (cost $32) (a)(b)(c)	10,818	32
Short-Term Investment (3.2%)
Investment Company (3.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (d) (Cost $175)	174,676	175
Total Investments (104.6%) (Cost $5,479)		5,677
Liabilities in Excess of Other Assets (-4.6%)		(249)
Net Assets (100.0%)		$5,428

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at August 31, 2010.

(c)  At August 31, 2010, the Portfolio held approximately $32,000 of fair valued securities, representing 0.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Portfolio's Directors.

(d)  See Note G to the financial statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

ADR  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Portfolio of Investments (cont'd)

Advantage Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of August 31, 2010. (See Note A-1 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Alternative Energy	$139	$—	$—	$139
Beverage: Brewers & Distillers	102	—	—	102
Beverage: Soft Drinks	408	—	—	408
Cement	94	—	—	94
Commercial Services	378	—	—	378
Communications Technology	131	—	—	131
Computer Services Software & Systems	224	—	—	224
Computer Technology	286	—	—	286
Consumer Lending	518	—	—	518
Cosmetics	166	—	—	166
Diversified Materials & Processing	275	—	—	275
Diversified Retail	366	—	—	366
Foods	182	—	—	182
Health Care: Miscellaneous	183	—	—	183
Insurance: Multi-Line	107	—	—	107
Oil: Crude Producers	79	—	—	79
Paints & Coatings	128	—	—	128
Personal Care	158	—	—	158
Pharmaceuticals	261	—	—	261
Real Estate Investment Trusts (REIT)	211	—	—	211
Recreational Vehicles & Boats	126	—	—	126
Restaurants	495	—	—	495
Scientific Instruments: Gauges & Meters	97	—	—	97
Textiles Apparel & Shoes	71	—	—	71
Tobacco	285	—	—	285
Total Common Stocks	5,470	—	—	5,470
Convertible Preferred Stocks	—	—	32	32
Short-Term Investment
Investment Company	175	—	—	175
Total Assets	5,645	—	32	5,677
Total	$5,645	$—	$32	$5,677

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Convertible Preferred Stock (000)
Balance as of 8/31/09	$—
Accrued discounts/premiums	—
Realized gains (losses)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	32
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 8/31/10	$32
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 8/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Statement of Assets and Liabilities

	Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $5,304)	$5,502
Investment in Security of Affiliated Issuer, at Value (Cost $175)	175
Total Investments in Securities, at Value (Cost $5,479)	5,677
Foreign Currency, at Value (Cost —@)	—	@
Dividends Receivable	4
Tax Reclaim Receivable	3
Due from Adviser	2
Receivable from Affiliate	—	@
Total Assets	5,686
Liabilities:
Bank Overdraft	153
Payable for Professional Fees	38
Payable for Transfer Agent Fees	3
Payable for Directors' Fees and Expenses	2
Payable for Administration Fees	—	@
Payable for Custodian Fees	—	@
Payable for Sub Transfer Agency Fees	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@
Other Liabilities	62
Total Liabilities	258
Net Assets	$5,428
Net Assets Consist of:
Paid-in-Capital	$5,656
Undistributed Net Investment Income	12
Accumulated Net Realized Loss	(438)
Unrealized Appreciation (Depreciation) on:
Investments	198
Foreign Currency Translations	—	@
Net Assets	$5,428
CLASS I:
Net Assets	$4,223
Shares Outstanding $.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	461,380
Net Asset Value, Offering and Redemption Price Per Share	$9.15
CLASS P:
Net Assets	$1
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	111
Net Asset Value, Offering and Redemption Price Per Share	$9.15
CLASS H:
Net Assets	$1,048
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	114,755
Net Asset Value and Redemption Price Per Share	$9.14
Maximum Sales Load	4.75%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$9.60
CLASS L:
Net Assets	$156
Shares Outstanding $.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	17,059
Net Asset Value, Offering and Redemption Price Per Share	$9.16

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Statement of Operations

For the Year Ended August 31, 2010

	Advantage Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $3 of Foreign Taxes Withheld)	$85
Dividends from Security of Affiliated Issuer	—	@
Interest from Securities of Unaffiliated Issuers	—	@
Total Investment Income	85
Expenses:
Registration Fees	46
Investment Advisory Fees (Note B)	42
Professional Fees	40
Shareholder Reporting Fees	34
Transfer Agency Fees (Note E)	15
Custodian Fees (Note F)	7
Distribution and Shareholder Servicing Fees — Class H (Note D)	3
Directors' Fees and Expenses	2
Administration Fees (Note C)	1
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@
Sub Transfer Agency Fees	—	@
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	@
Other Expenses	64
Total Expenses	254
Voluntary Waiver of Investment Advisory Fees (Note B)	(42)
Expenses Reimbursed by Advisor (Note B)	(150)
Net Expenses	62
Net Investment Income	23
Realized Gain (Loss):
Investments Sold	(172)
Foreign Currency Transactions	—	@
Net Realized Loss	(172)
Change in Unrealized Appreciation (Depreciation):
Investments	889
Foreign Currency Translations	—	@
Net Change in Unrealized Appreciation (Depreciation)	889
Total Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	717
Net Increase in Net Assets Resulting from Operations	$740

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Statements of Changes in Net Assets

	Advantage Portfolio
	Year Ended August 31, 2010 (000)	Year Ended August 31, 2009 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$23	$16
Net Realized Loss	(172)	(251)
Net Change in Unrealized Appreciation (Depreciation)	889	(466)
Net Increase (Decrease) in Net Assets Resulting from Operations	740	(701)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	(6)
Class B:
Net Investment Income	—	(1)
Class C:
Net Investment Income	—	(2)
Class I:
Net Investment Income	(23)	(49)
Class H:
Net Investment Income	(4)	—
Class L:
Net Investment Income	(1)	—
Class R:
Net Investment Income	— @	(1)
Total Distributions	(28)	(59)
Capital Share Transactions:(1)
Class A:
Subscribed	—	699
Distributions Reinvested	—	5
Conversion to Class H in connection with Reorganization	(1,088)	—
Redeemed	—	(268)
Class B:
Subscribed	4 *	183
Distributions Reinvested	—	— @
Conversion to Class H in connection with Reorganization	(212)	—
Redeemed	(43)*	(64)
Class C:
Subscribed	—	147
Distributions Reinvested	—	1
Conversion to Class L in connection with Reorganization	(154)	—
Redeemed	—	(88)
Class I:
Subscribed	11	—
Conversion to Class I in connection with Reorganization	(4,141)	—
Conversion from Class I in connection with Reorganization	4,141	—
Class P:
Subscribed	1 **	—
Class H:
Subscribed	331	—
Distributions Reinvested	4	—
Conversion from Class A in connection with Reorganization	1,088	—
Conversion from Class B in connection with Reorganization	212	—
Redeemed	(420)	—
Class L:
Subscribed	1	—
Distributions Reinvested	— @	—
Conversion from Class C in connection with Reorganization	154	—
Redeemed	(25)	—
Class R:***
Redeemed	(97)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(233)	615
Total Increase (Decrease) in Net Assets	479	(145)
Net Assets:
Beginning of Period	4,949	5,094
End of Period	$5,428	$4,949
Undistributed Net Investment Income Included in End of Period Net Assets	$12	$16

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Statements of Changes in Net Assets (cont'd)

	Advantage Portfolio
	Year Ended August 31, 2010 (000)		Year Ended August 31, 2009 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—		108
Shares Issued on Distributions Reinvested	—		1
Conversion to Class H in connection with Reorganization	(121)		—
Shares Redeemed	—		(44)
Net Increase (Decrease) in Class A Shares Outstanding	(121)		65
Class B:
Shares Subscribed	—	@@*	28
Shares Issued on Distributions Reinvested	—		— @@
Conversion to Class H in connection with Reorganization	(24)		—
Shares Redeemed	(4	)*	(10)
Net Increase (Decrease) in Class B Shares Outstanding	(28)		18
Class C:
Shares Subscribed	—		18
Shares Issued on Distributions Reinvested	—		— @@
Conversion to Class L in connection with Reorganization	(17)		—
Shares Redeemed	—		(14)
Net Increase (Decrease) in Class A Shares Outstanding	(17)		4
Class I:
Shares Subscribed	1		—
Conversion to Class I in connection with Reorganization	(460)		—
Conversion from Class I in connection with Reorganization	460		—
Shares Redeemed	—		—
Net Increase in Class I Shares Outstanding	1		—
Class P:
Shares Subscribed	—	@@**	—
Class H:
Shares Subscribed	35		—
Shares Issued on Distributions Reinvested	—	@@	—
Conversion from Class A in connection with Reorganization	121		—
Conversion from Class B in connection with Reorganization	24		—
Shares Redeemed	(47)		—
Net Increase in Class H Shares Outstanding	133		—
Class L:
Shares Subscribed	—	@@	—
Shares Issued on Distributions Reinvested	—	@@	—
Conversion from Class C in connection with Reorganization	17		—
Shares Redeemed	(3)		—
Net Increase in Class L Shares Outstanding	14		—
Class R:***
Shares Redeemed	(10)		—
Net Decrease in Class R Shares Outstanding	(10)		—

*  For the period September 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through August 31, 2010.

***  Class R shares liquidated prior to the Reorganization on May 21, 2010.

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Financial Highlights

Advantage Portfolio

	Class I*
	Year Ended August 31,		Period from June 30, 2008^ to
Selected Per Share Data and Ratios	2010	2009	August 31, 2008
Net Asset Value, Beginning of Period	$7.97	$9.55	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04	0.03	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.19	(1.50)	(0.45)
Total from Investment Operations	1.23	(1.47)	(0.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.05)	(0.11)	—
Net Asset Value, End of Period	$9.15	$7.97	$9.55
Total Return++	15.34%	(15.05)%	(4.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,223	$3,667	$4,392
Ratio of Expenses to Average Net Assets(1)	1.05%	1.05%	1.05	%@
Ratio of Net Investment Income to Average Net Assets(1)	0.49%	0.49%	0.20	%@
Portfolio Turnover Rate	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.49%	11.78%	14.97	%@
Net Investment Loss to Average Net Assets	(2.95)%	(10.24)%	(13.72	)%@

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Financial Highlights

Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from May 21, 2010^ to August 31, 2010
Net Asset Value, Beginning of Period	$9.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain	0.14
Total from Investment Operations	0.15
Net Asset Value, End of Period	9.15
Total Return++	1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1
Ratio of Expenses to Average Net Assets(1)	1.30	%*
Ratio of Net Investment Income to Average Net Assets(1)	0.27	%*
Portfolio Turnover Rate	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.59	%*
Net Investment Loss to Average Net Assets	(1.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Financial Highlights

Advantage Portfolio

	Class H*
	Year Ended August 31,		Period from June 30, 2008^ to
Selected Per Share Data and Ratios	2010	2009	August 31, 2008
Net Asset Value, Beginning of Period	$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.02	0.02	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.19	(1.50)	(0.46)
Total from Investment Operations	1.21	(1.48)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.10)	—
Net Asset Value, End of Period	$9.14	$7.96	$9.54
Total Return++	15.14%	(15.16)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,048	$821	$363
Ratio of Expenses to Average Net Assets(1)	1.30%	1.30%	1.30	%@
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.14%	0.27%	(0.06	)%@
Portfolio Turnover Rate	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.62%	11.97%	15.46	%@
Net Investment Loss to Average Net Assets	(3.18)%	(10.40)%	(14.22	)%@

^  Commencement of operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Financial Highlights

Advantage Portfolio

	Class L*
	Year Ended August 31,		Period from June 30, 2008^ to
Selected Per Share Data and Ratios	2010	2009	August 31, 2008
Net Asset Value, Beginning of Period	$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.04	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.19	(1.50)	(0.46)
Total from Investment Operations	1.23	(1.50)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)	(0.08)	—
Net Asset Value, End of Period	$9.16	$7.96	$9.54
Total Return++	15.43%	(15.40)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$156	$160	$147
Ratio of Expenses to Average Net Assets(1)	1.08%	1.48%	1.50	%@
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	0.45%	(0.01)%	(0.20	)%@
Portfolio Turnover Rate	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.53%	12.27%	15.79	%@
Net Investment Loss to Average Net Assets	(3.00)%	(10.80)%	(14.49	)%@

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset as of the last business day of the period.

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

August 31, 2010

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of seventeen separate, active, diversified and non-diversified portfolios.

The accompanying financial statements relate to the Advantage Portfolio ("Portfolio"). The Portfolio seeks long-term capital appreciation. The Portfolio offers four different classes of shares — Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights.

On May 21, 2010, the Portfolio acquired substantially all of the net assets and substantially all of the liabilities of Van Kampen Core Growth Fund, an investment portfolio of Van Kampen Equity Trust II. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Core Growth Fund on May 10, 2010 ("Reorganization"). The acquisition was accomplished by a tax-free exchange of 145,000 Class H shares of the Portfolio at a net asset value of $8.99 per share for 121,000 Class A shares and 24,000 Class B shares of Van Kampen Core Growth Fund; 17,000 Class L shares of the Portfolio at a net asset value of $9.01 per share for 17,000 Class C shares of Van Kampen Core Growth Fund; 460,000 Class I shares of the Portfolio at a net asset value of $9.00 per share for 460,000 Class I shares of Van Kampen Core Growth Fund. The net assets of Van Kampen Core Growth Fund before the reorganization was $5,596,000, including unrealized apprecation of $8,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $5,596,000.

Upon closing of the Reorganization, shareholders of Van Kampen Core Growth Fund received shares of the Portfolio as follows:

Van Kampen Core Growth Fund	The Portfolio
Class A	Class H
Class B	Class H
Class C	Class L
Class I	Class I

Information for the Van Kampen Core Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares are included with Class L shares, and Class I shares are included with Class I shares, respectively, throughout this report. Class P commenced operations upon the reorganization. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Core Growth Fund. Accordingly, the historical financial results of the Portfolio will reflect the historical financial results of the Van Kampen Core Growth Fund.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determine such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2010 Annual Report

August 31, 2010

Notes to Financial Statements (cont'd)

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities.

The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Securities Lending: The Portfolio may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. Funds that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Fund's Statement of Operations in affiliated dividend income and interest income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

As of August 31, 2010, there were no securities on loan.

4.  Repurchase Agreements: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities.

2010 Annual Report

August 31, 2010

Notes to Financial Statements (cont'd)

In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings. The Portfolio, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

5.  Fair Value Measurement: In accordance with FASB ASC 820 "Fair Value Measurements and Disclosure" ("ASC 820") (formerly known as SFAS 157), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") 2010-06. The ASU amends Accounting Standards Codification 820 to add new requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques in Level 2 and Level 3 fair value measurements. The application of ASU 2010-06 is required for fiscal years and interim periods beginning after December 15, 2009, except for disclosures about purchases, sales, issuances, and settlements relating to level 3 measurements, which are required for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends), net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Portfolio with investment advisory services under the terms of an Investment Advisory Agreement (the "Agreement") at the annual rate of the Portfolio's average daily net assets indicated below.

Average Daily Net Assets	Advisory Fee
first $750 million	0.75%
next $750 million	0.70
over $1.5 billion	0.65

Effective May 24, 2010, MS Investment Management has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related

2010 Annual Report

August 31, 2010

Notes to Financial Statements (cont'd)

expenses, for at least two years (such that the total annual Portfolio operating expenses after fee waiver and/or expense reimbursement do not exceed the maximum ratio of 1.05% for Class I, 1.30% for Class P and Class H, and 1.09% for Class L). For the year ended August 31, 2010, the Portfolio had advisory fees waived and/or certain expenses reimbursed of $192,000.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of the Portfolio. This fee is effective May 24, 2010. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Portfolio. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Portfolio. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the administration agreement, except pricing services and extraordinary expenses, are covered under the administration fee. In addition, the Portfolio may incur local administration fees in connection with doing business in certain emerging market countries.

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Distributor of the Portfolio shares pursuant to a Distribution agreement. Effective May 24, 2010, the Portfolio has adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the 1940 Act. Under the Shareholder Service Plans, the Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

Effective May 24, 2010, the Portfolio has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Services Plan, the Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least two years the 12b-1 fees on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Portfolio's dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a Transfer Agency Agreement, the Portfolio pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolio.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Portfolio as required by the 1940 Act. The Portfolio has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations. As of the year ended August 31, 2010, the Portfolio did not have an expense offset.

G. Portfolio Investment Activity:

1.  Security Transactions: During the year ended August 31, 2010, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were $1,733,000 and $1,873,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended August 31, 2010.

2.  Transactions with Affiliates: The Portfolio invests in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended August 31, 2010 is as follows:

Market Value August 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value August 31, 2010 (000)
$—	$305	$130	$—	@	$175

@ Amount is less than $500.

During the year ended August 31, 2010, the Portfolio incurred less than $500 in brokerage commissions with Citigroup, Inc., an affiliated broker/dealer.

H. Federal Income Taxes: It is the Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

2010 Annual Report

August 31, 2010

Notes to Financial Statements (cont'd)

The Portfolio may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" (formerly known as FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Portfolio files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended August 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

2010 Distributions Paid From:		2009 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$28	$—	$59	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions, wash sales, post-October losses of $107,000 which will not be recognized until the first day of the following fiscal year, and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to non-deductible excise tax and differing treatments of gains (losses) related to foreign currency transactions resulted in the following reclassifications among the Portfolio's components of net assets at August 31, 2010:

Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$1	$(1)	$	(—	)@

@ Amount is less than $500.

At August 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$12	$—

At August 31, 2010, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Fund was:

Cost of investments for tax purposes (000's)	$5,482
Gross tax unrealized appreciation (000's)	$783
Gross tax unrealized depreciation (000's)	(588)
Net tax unrealized appreciation on investments (000's)	$195

At August 31, 2010, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

2017 (000)	2018 (000)	Total (000)
$169	$159	$328

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

The utilization of certain of the above losses are subject to limitations prescribed by the Internal Revenue Code and Regulations.

I. Other (unaudited): The net assets of the Portfolio include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Fund's investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject

2010 Annual Report

August 31, 2010

Notes to Financial Statements (cont'd)

to effective state supervision. It is possible that the Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

J. Indemnifications: The Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio's maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2010 Annual Report

August 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc. Advantage Portfolio:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Institutional Fund, Inc. Advantage Portfolio (the "Portfolio"), including the portfolio of investments, as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Institutional Fund, Inc. Advantage Portfolio as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
October 22, 2010

2010 Annual Report

August 31, 2010 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund, Inc. (collectively, the "Fund") is required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

2010 Annual Report

August 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2010 Annual Report

August 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

2010 Annual Report

August 31, 2010 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004); Served as Chief of Naval Personnel (July 1994-September 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government.	162	Director of Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	164	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson (61) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003) and since August 1994 for certain predecessor Funds; CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2010 Annual Report

August 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	162	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	162	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2010 Annual Report

August 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (62) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

2010 Annual Report

August 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

2010 Federal Tax Notice (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended August 31, 2010. For corporate shareholders 35% of the distributions qualify for the dividends received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. The Fund intends to designate up to a maximum of $76,725 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

Distributor

Morgan Stanley Distribution, Inc.
100 Front Street, Suite 400
West Conshohocken, PA 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, MO 64121-9804

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of Morgan Stanley Institutional Fund, Inc. which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
MSIF: (800) 548-7786

© 2010 Morgan Stanley

IFTMPAANN
IU10-03333P-Y08/10

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

2

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$31,000		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$2,800	(3)	$200,000	(4)
All Other Fees	$			$91,000	(6)
Total Non-Audit Fees		$2,800		$291,000

Total		$33,800		$291,000

2009

	Registrant		Covered Entities(1)
Audit Fees	$233,590		N/A

Non-Audit Fees
Audit-Related Fees		$(2)	$498,000	(2)
Tax Fees	$16,500	(3)	$—	(4)
All Other Fees	$8,400		$5,000	(5)
Total Non-Audit Fees	$24,900		$503,000

Total	$258,490		$503,000

N/A- Not applicable, as not required by Item 4.

(1)     Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)     Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)     Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)     Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)     All other fees represent project management for future business applications and improving business and operational processes.

(6)     All other fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

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(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.     Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)           This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.     Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.     Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

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not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.     Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.     All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.     Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.     Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

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rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.     Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.  Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

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Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)            Not applicable.

(g)           See table above.

(h)           The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund

/s/ Sara Furber
Sara Furber
Principal Executive Officer
October 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
October 19, 2010

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 19, 2010

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